Exhibit 10.2

INVESTOR RIGHTS AGREEMENT

THIS INVESTOR RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of February 12, 2025, by and among Edesa Biotech, Inc., a company organized under the laws of British Columbia (the “Company”), and the purchasers set forth on Schedule 1 hereto (each, a “Purchaser”, and collectively, the “Purchasers”), and shall become effective as of the Closing Date.

RECITALS

A.	In connection with the Securities Purchase Agreement, by and among the Company and the Purchasers, dated as of February 12, 2025 (the “Purchase Agreement”), the Company has agreed, upon the terms and conditions stated in the Purchase Agreement, to issue and sell to the Purchasers (i) an aggregate of 834 shares of Series B-1 Convertible Preferred Shares, without par value, of the Company (the “Preferred Shares”) and (ii) an aggregate of 3,468,746 common shares (the “Shares”), without par value, of the Company (the “Common Shares”).

B.	To induce the Purchasers to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act, and applicable state securities laws, and certain other rights.

AGREEMENT

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I
DEFINITIONS

Capitalized terms used and not otherwise defined herein shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the following meanings:

“Board” means the board of directors of the Company.

“Effective Date” means the date a Registration Statement has been declared effective by the Commission.

“Effectiveness Deadline” means the date that is seventy-five (75) calendar days after the Filing Date or the filing of an additional Registration Statement pursuant to Section 2.1(b), as applicable (or, in the event of a “full review” by the Commission, the date that is one hundred twenty (120) calendar days after the Filing Date or the filing of an additional Registration Statement pursuant to Section 2.1(b), as applicable); provided, however, that in the event the Company is notified by the Commission that a Registration Statement will not be reviewed or is no longer subject to further review and comments, the Effectiveness Deadline as to such Registration Statement shall be no later than the fifth (5th) Business Day following the date on which the Company is so notified if such date precedes the dates otherwise required above; provided, further, that if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business.

“Effectiveness Failure” shall have the meaning set forth in Section 2.2.

“Effectiveness Period” shall have the meaning set forth in Section 2.1.

“Failure” or “Failures” shall have the meaning set forth in Section 2.2.

“Filing Date” means, in the case of the initial Registration Statement required to be filed hereunder, the date that is thirty (30) calendar days after the Closing Date or, in the case of an additional Registration Statement pursuant to Section 2.1(b), the earliest practicable date on which the Company is permitted by SEC Guidance to file such additional Registration Statement related to the Registrable Securities .

“Governing Documents” means the Company’s articles and notice of articles, each as may be amended, supplemented and/or restated from time to time.

“Holder” or “Holders” means the holder or holders, as the case may be, from time to time of Registrable Securities.

“Indemnified Party” shall have the meaning set forth in Section 5.3(a).

“Indemnifying Party” shall have the meaning set forth in Section 5.3(a).

“Investor Rights Period” shall have the meaning set forth in Section 7.1.

“Lead Purchaser” means Velan Capital Investment Management LP, together with its affiliated funds.

“Losses” shall have the meaning set forth in Section 5.1.

“Prospectus” means any prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to any such Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

“Registrable Securities” means (i) the Shares, (ii) the Common Shares issued or issuable to the Purchasers upon conversion of the Preferred Shares (the “Conversion Shares”), and (iii) any securities issued or issuable with respect to the Common Shares, the Preferred Shares and/or the Conversion Shares, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event of otherwise, in each case, without regard to any limitations on such issuance pursuant to the Governing Documents or otherwise; provided, however, that the applicable Holder has completed and delivered to the Company a Selling Stockholder Questionnaire; and provided further, that such securities shall no longer be deemed Registrable Securities if (a) such securities have been sold pursuant to a Registration Statement, (b) such securities have been sold in compliance with Rule 144, or (c) all such securities may be sold without limitation or restriction pursuant to Rule 144 (including with respect to volume or manner of sale) or need for current public information or similar requirements (assuming that such securities and any securities issuable upon exercise, conversion or exchange of which, or as a dividend upon which, such securities were issued or are issuable, were at no applicable time under Rule 144 held by any Affiliate of the Company, as reasonably determined by the Company, upon the advice of counsel to the Company).

“Registration Statement” means the registration statements and any additional registration statements contemplated by Article II, including (in each case) the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in such registration statement.

“Requisite Holders” means the holders of at least a majority of the outstanding Preferred Shares (which shall include the Lead Purchaser so long as the Lead Purchaser holds any Preferred Shares).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“SEC Guidance” means (i) any publicly-available written or oral guidance of the Commission staff, or any comments, requirements or requests of the Commission staff and (ii) the Securities Act.

“Selling Shareholder Questionnaire” means a questionnaire in the form attached as Annex B hereto, or such other form of questionnaire as may reasonably be requested by the Company from time to time.

“Transaction Documents” means this Agreement, the Purchase Agreement, and the schedules and exhibits attached hereto and thereto.

ARTICLE II
REGISTRATION

2.1 Registration Obligations; Filing Date Registration.

(a)       The Company shall use reasonable best efforts to prepare and file with the Commission on or prior to the Filing Date a Registration Statement covering the resale of the Registrable Securities as would permit the sale and distribution of all the Registrable Securities from time to time pursuant to Rule 415. The Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and the Company shall undertake to register the Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that the Company shall use reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission). The Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex A. The Company shall use reasonable best efforts to cause the Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof but in any event prior to the Effectiveness Deadline, and, subject to Section 3.1(l) hereof, to keep such Registration Statement continuously effective under the Securities Act until such date as all Registrable Securities covered by such Registration Statement have ceased to be Registrable Securities (the “Effectiveness Period”). By 4:00 p.m. (New York City time) on the Business Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)       To the extent that staff of the Commission does not permit Registrable Securities to be registered on such Registration Statement, or such Registration Statement does not cover all Registrable Securities for any reason, the Company shall file, by the Filing Date, additional Registration Statements successively trying to register on each such additional Registration Statement the maximum number of remaining Registrable Securities until all Registrable Securities have been registered with the Commission. Each such additional Registration Statement shall be on Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder and the Company shall undertake to register the Registrable Securities on Form S-3 as soon as practicable following the availability of such form, provided that the Company shall use reasonable best efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the Commission). Each such additional Registration Statement shall contain the “Plan of Distribution” section in substantially the form attached hereto as Annex A. The Company shall use reasonable best efforts to cause each such additional Registration Statement filed by it to be declared effective under the Securities Act as promptly as practicable after the filing thereof but in any event prior to the Effectiveness Deadline, and, subject to Section 3.1(l) hereof, to keep such Registration Statement continuously effective during the Effectiveness Period. By 4:00 p.m. (New York City time) on the Business Day following the Effective Date, the Company shall file with the Commission in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall not identify any Holder as an underwriter in any public disclosure or filing with the Commission without the prior written consent of such Holder.

(c)       The number of Registrable Securities included in any Registration Statement and any increase or decrease in the number of Registrable Securities included therein shall be allocated pro rata among the Holders based on the number or amount of Registrable Securities held by each Holder at the time the Registration Statement covering such initial number of Registrable Securities or increase or decrease thereof is declared effective by the Commission. In no event shall the Company include any securities other than Registrable Securities on any Registration Statement without the prior written consent of the Requisite Holders.

2.2 Effect of Failure to File Registration Statement. If (a) a Registration Statement covering all of the Registrable Securities required to be covered thereby and required to be filed by the Company pursuant to this Agreement is (i) not filed with the Commission by the Filing Date (a “Filing Failure”) or (ii) not declared effective by the Commission on or before the Effectiveness Deadline (an “Effectiveness Failure”) or (b) on any day after the applicable Effective Date, such Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities included in such Registration Statement, or the Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities (other than during a Deferral Period (as defined in Section 3.1(l)) (a “Maintenance Failure” and, collectively with a Filing Failure and an Effectiveness Failure, the “Failures” and each a “Failure”), then, in partial satisfaction of the damages to any holder of Registrable Securities by reason of any such delay in or reduction of its ability to sell the underlying Common Shares (which remedy shall not be exclusive of any other remedies available at law or in equity), the Company shall pay to each such Holder of Registrable Securities relating to such Registration Statement an amount in cash equal to one percent (1.0%) of the aggregate Subscription Amount paid for such Holder’s Registrable Securities included in such Registration Statement on the day of a Failure and on every one-month anniversary (pro rated for shorter periods) thereafter until such Failure is cured. The payments to which a Holder shall be entitled pursuant to this Section 2.2 are referred to herein as “Registration Delay Payments.” Registration Delay Payments shall be paid on the earlier of (i) the last day of the calendar month during which such Registration Delay Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Registration Delay Payments is cured. In the event the Company fails to make Registration Delay Payments in a timely manner, such Registration Delay Payments shall bear interest at the rate of one percent (1.0%) per month (prorated for partial months) until paid in full. Notwithstanding anything to the contrary herein or in the Purchase Agreement, in no event shall the aggregate amount of Registration Delay Payments exceed, in the aggregate, six percent (6%) of the aggregate purchase price of the Registrable Securities.

ARTICLE III
REGISTRATION PROCEDURES

3.1 Registration Procedures. In connection with the Company’s registration obligations hereunder, the Company shall:

(a)       Prepare and file with the Commission on or prior to the Filing Date, a Registration Statement on Form S-3 (or if the Company is not then eligible to register for resale the Registrable Securities on Form S-3 such Registration Statement shall be on another appropriate form in accordance with the Securities Act and the rules and regulations promulgated thereunder) in accordance with the method or methods of distribution thereof as described on Annex A hereto (except if otherwise directed by all of the Holders), and use reasonable best efforts to cause the Registration Statement to become effective and remain effective as provided herein.

(b)       Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement as may be necessary to keep the Registration Statement continuously effective (subject to Section 3.1(l)) as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements, if necessary, in order to register for resale under the Securities Act all of the Registrable Securities; cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; respond as promptly as practicable to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and promptly as reasonably practical provide the Holders true and complete copies of all correspondence from and to the Commission relating to such Registration Statement; and comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented. The Company shall (A) permit Legal Counsel (as defined below) to review and comment upon (i) a Registration Statement at least five (5) Business Days prior to its initial filing with the Commission and (ii) all amendments and supplements to all Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days (and in all events no fewer than two (2) Business Days) prior to their filing with the Commission, and (B) not file any Registration Statement or amendment or supplement thereto in a form to which Legal Counsel reasonably objects in writing. The Company shall furnish to Legal Counsel, without charge, copies of any correspondence from the Commission or the staff of the Commission to the Company or its representatives relating to any Registration Statement.

(c)       At the time the Commission declares the Registration Statement effective, each Holder shall be named as a selling shareholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities included in the Registration Statement in accordance with applicable law, subject to the terms and conditions hereof. From and after the date the Registration Statement is declared effective, any Holder not named as a selling shareholder in the Registration Statement at the time of effectiveness may request that the Company amend or supplement the Registration Statement to include such Holder as a selling shareholder, and the Company shall, as promptly as practicable and in any event upon the later of (x) ten (10) Business Days after such date or (y) ten (10) Business Days after the expiration of any Deferral Period (as defined in Section 3.1(l)) that is either in effect or put into effect within ten (10) Business Days of such date:

(i) if required by applicable law, prepare and file with the Commission a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file with the Commission any other required document so that the Holder is named as a selling shareholder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of such Holder’s Registrable Securities included in the Registration Statement in accordance with applicable law and, if the Company shall file a post-effective amendment to the Registration Statement, use its reasonable best efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is practicable, but in any event by the date that is sixty (60) days after the date such post-effective amendment is required by this clause to be filed;

(ii) provide such Holder copies of any documents filed pursuant to Section 3.1(c)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to Section 3.1(c)(i).

(d)       Promptly notify the Holders of Registrable Securities  (which notice shall, pursuant to clauses (iii) through (v) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) (i)(A) when a Registration Statement, a Prospectus or any Prospectus supplement or pre- or post-effective amendment to the Registration Statement is filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement, and if requested by such Holders, furnish to them a copy of such comments and the Company’s responses thereto and (C) with respect to the Registration Statement or any post-effective amendment filed by the Company, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to the Registration Statement or Prospectus or for additional information of the Company; (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities of the Company for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(e)       Use reasonable best efforts to avoid the issuance of, and, if issued, to obtain the withdrawal of, (i) any order suspending the effectiveness of the Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any U.S. jurisdiction.

(f)       Furnish to each Holder, without charge and upon request, one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, and, to the extent requested by such Person, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission, provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system.

(g)       Upon request, promptly deliver to each Holder, without charge, not more than five (5) copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto to the extent permitted by federal and state securities laws and regulations.

(h)       Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities of the Company to be sold pursuant to a Registration Statement.

(i)       Upon the occurrence of any event contemplated by Section 3.1(d)(v), as promptly as practicable prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(j)       Use reasonable best efforts to cause all Registrable Securities relating to the Registration Statement to be listed on the Trading Market.

(k)       The Company may require each Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities as is required by law to be disclosed in the Registration Statement, and the Company may exclude from such registration the Registrable Securities of any such Holder who fails to furnish such information within fifteen (15) days after receiving such request.

(l)       If (i) there is material non-public information regarding the Company which the Board reasonably determines not to be in the Company’s best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company’s best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a Registration Statement for a period (a “Deferral Period”) not to exceed forty-five (45) consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3.1(l) for more than seventy-five (75) days in the aggregate during any consecutive 12-month period; provided, however, that no such postponement or suspension by the Company shall be permitted for more than one forty-five (45) day period, arising out of the same set of facts, circumstances or transactions.

(m)       The Company shall use reasonable best efforts to register or qualify, or cooperate with the Holders of the Registrable Securities included in the Registration Statement in connection with the registration or qualification of, the resale of the Registrable Securities under applicable securities or “blue sky” laws of such states of the United States as any such Holder requests in writing and to do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process or to taxation in any jurisdiction to which it is not then so subject.

3.2 Holder Obligations.

(a)       At least five (5) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Holder in writing of the information the Company requires from each such Holder if such Holder elects to have any of such Holder’s Registrable Securities included in such Registration Statement. Each Holder agrees to furnish to the Company a completed Selling Shareholder Questionnaire on a date that is not less than two (2) Business Days prior to such anticipated filing date.

(b)       Each Holder covenants and agrees by its acquisition of such Registrable Securities that (i) it will not sell any Registrable Securities under the Registration Statement until it has received copies of the Prospectus as then amended or supplemented as contemplated in Section 3.1(g) and notice from the Company that such Registration Statement and any post-effective amendments thereto have become effective as contemplated by Section 3.1(d) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities pursuant to the Registration Statement.

(c)       Upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3.1(d)(ii), 3.1(d)(iii), 3.1(d) (iv), 3.1(d)(v) or 3.1(l), such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 3.1(i), or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

ARTICLE IV
REGISTRATION EXPENSES

4.1 Registration Expenses. All reasonable fees and expenses incident to the Company’s performance of or compliance with this Agreement (excluding underwriters’ discounts and commissions, fees and expenses of legal counsel, accountants and other advisors for any Purchaser except as specifically provided below), except as and to the extent specified in this Section 4.1, shall be borne by the Company whether or not a Registration Statement is filed by the Company or becomes effective and whether or not any Registrable Securities are sold pursuant to a Registration Statement. In no event shall the Company be responsible for any underwriting, broker or similar fees or commissions of any Purchaser or, except to the extent provided for herein or in the Transaction Documents, any legal fees or other costs of the Purchasers.

ARTICLE V
INDEMNIFICATION

5.1 Indemnification by the Company. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the members, managers, directors, officers, partners, employees, agents, representatives of the Holder and each Person, if any, who controls the Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, to the fullest extent permitted by applicable law, from and against any and all claims, losses, damages, liabilities, penalties, judgments, costs (including, without limitation, costs of investigation) and expenses (including, without limitation, reasonable attorneys’ fees and expenses) (collectively, “Losses”), arising out of or relating to (a) any untrue or alleged untrue statement of a material fact contained in the Registration Statement or any Prospectus, as supplemented or amended, if applicable, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except (i) to the extent, but only to the extent, that such untrue statements or omissions or alleged untrue statements or omissions are based upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use in such Registration Statement, such Prospectus or in any amendment or supplement thereto or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); or (ii) in the case of an occurrence of an event of the type specified in Section 3.1(d)(ii)-(v), the use by a Holder of an outdated or defective Prospectus, but only if and to the extent that following receipt of a supplement or amendment thereto in accordance with Section 3.1(i) the misstatement or omission giving rise to such Loss would have been corrected, (b) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation in connection with the performance of its obligations under this Agreement and (c) any violation of this Agreement; provided, however, that the indemnity agreement contained in this Section 5.1 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed. The Company shall notify such Holder promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an Indemnified Party (as defined in Section 5.3(a) hereof) and shall survive the transfer of the Registrable Securities by the Holder in accordance with Section 9.6.

5.2 Indemnification by Holders. Each Holder and its permitted assignees shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the directors, officers, agents or employees of such controlling Persons, and the respective successors, assigns, estate and personal representatives of each of the foregoing, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any Prospectus, as supplemented or amended, if applicable, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in or omitted from any information regarding such Holder furnished in writing to the Company by such Holder expressly for use in therein, or to the extent that such information relates to such Holder or such Holder’s proposed method of distribution of Registrable Securities and was furnished in writing by such Holder expressly for use therein (it being understood that each Holder has approved Annex A hereto for this purpose); provided, however, that in no event shall a Holder’s liability pursuant to this Section 5.2, exceed (net of all expenses paid by such Holder in connection with any claim relating to this Section 5.2 and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) the net proceeds from the offering received by such Holder, except in the case of willful misconduct or fraud by such Holder.

5.3 Conduct of Indemnification Proceedings.

(a) If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an “Indemnified Party”), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the “Indemnifying Party”) in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

(b) An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, the Indemnifying Party shall be responsible for reasonable fees and expenses of no more than one counsel (together with appropriate local counsel) for the Indemnified Parties). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is or could have been a party, unless such settlement (i) includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any Indemnified Party.

(c) All reasonable fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within twenty (20) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

5.4 Contribution.

(a) If a claim for indemnification under Section 5.1 or 5.2 is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying, Party or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5.3, any reasonable attorneys’ or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

(b) The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.4 were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(c) The indemnity and contribution agreements contained in this Article V are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

ARTICLE VI
RULE 144

6.1 Rule 144. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell the Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions relating to such sale pursuant to Rule 144.

ARTICLE VII
BOARD OF DIRECTORS MATTERS

7.1 Director Nomination.

(a) The Lead Purchaser shall be entitled to nominate one (1) director of the Company (the “Preferred Nominee”) to serve on the Board, which Preferred Nominee shall initially be David Liu (or such other individual designated by the Lead Purchaser (including in the event any designee is unable to serve, or no longer serves, as a director for any reason), until the earlier of such time as (a) the Lead Purchaser no longer holds at least fifty-one percent (51%) of the Common Shares (calculated on an as-converted-to-Common Shares basis) (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to the Common Shares or Preferred Shares) issued to the Lead Purchaser in connection with the transactions contemplated by the Purchase Agreement or (b) the Lead Purchaser beneficially owns less than 5% of the outstanding Common Shares as a result of a disposition of shares by the Lead Purchaser (such period, the “Investor Rights Period”). The initial Preferred Nominee shall be appointed, to the fullest extent permitted by applicable law, to the Board effective as of the Closing Date with an initial term expiring at the Company’s next annual general meeting of shareholders. Until the expiration of the Investor Rights Period, the Board shall include, to the fullest extent permitted by applicable law, the Preferred Nominee as a director nominee at each general or special meeting of shareholders of the Company at which an election of directors is held and shall recommend in favor of, and use its reasonable best efforts to solicit shareholder approval of, the election of the Preferred Nominee at each such meeting (including, without limitation, directing all directors and executive officers of the Company to vote in favor of the election of the Preferred Nominee at each such meeting, but provided that the Company shall not be required as a result of this Agreement to use greater efforts to solicit election of the Preferred Nominee than those efforts used to solicit election of any other nominee for election to the Board.). As soon as practicable following the appointment of the Preferred Nominee to the Board, the Company shall add such Preferred Nominee as a covered party under the Company’s current director and officer insurance policy and deliver to such Preferred Nominee an indemnification agreement, duly executed by the Company and in the same form entered into by the Company with each of the Company’s other directors. During the Investor Rights Period, the Preferred Nominee shall also be entitled to serve on the Compensation Committee of the Board and any strategic review committee that may be formed (subject to applicable requirements of any Trading Market and the Commission).

7.2 Board Observer.

(a) During the Investor Rights Period, the Lead Purchaser shall also be entitled to designate one (1) non-voting observer (the “Observer”) to the Board to attend all meetings of the Board and committees and subcommittees thereof, which Observer shall initially be Adam Morgan or such other employee of the Lead Purchaser or affiliate thereof designated by the Lead Purchaser (including in the event any designee is unable to serve, or no longer serves, as the Observer for any reason), provided that the Observer may not be changed more than once per calendar year without the consent of the Company (except that no consent shall be required if the change is due to the prior Observer’s death, disability, or termination of employment with the Lead Purchaser or its affiliates). Notwithstanding anything herein to the contrary, to the extent required by the rules and interpretive guidance of the Trading Market, each of the following committees of the Board shall be entitled to exclude the Observer from attending any meeting, or portion thereof, of such committee in its discretion: the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee. (b) The Board will give the Observer the same prior notice given to each member of the Board in a manner permitted by the Governing Documents for notice to directors of the time and place of any proposed meeting, provided, however, that the Observer shall enter into a customary confidentiality agreement with the Company pursuant to which the Observer will agree to hold in confidence all documents or materials so provided to the Observer on terms satisfactory to the Company before being granted the rights contained in this Section 7.2, and the Observer shall agree to adhere to all applicable Board policies, including, without limitation, the Company’s Insider Trading Policy. The Observer will be entitled to be present in person or by means of telephone conference or other communications equipment by means of which all persons participating in the meeting can hear each other and will be entitled to participate in all discussions conducted at such meeting, but the presence of the Observer shall not be required for purposes of establishing a quorum. In no event shall the Observer (i) have the right to propose or offer any motions or resolutions to the Board or committees and subcommittees thereof; or (ii) have the right to vote on any matter under consideration by the Board or any committees and subcommittees thereof or otherwise have any power to cause the Company to take, or not to take, any action. The Company will deliver to the Observer copies of all materials that may be distributed from time to time to the members of the Board (in their capacity as such) at such time as such materials are so distributed to them, including copies of any written consents, and the Observer shall otherwise be given copies of all materials, including access to all electronic portals and materials, given or made available to other members of the Board, in order to afford the Observer the same access as all other members of the Board. Notwithstanding anything herein to the contrary, the Company may withhold information or materials from the Observer or exclude the Observer from any meeting or portion thereof if the Board determines, acting in good faith, that access to such information or materials or attendance at such meeting (or portion thereof) would (i) adversely affect the solicitor-client or work product privilege between the Company and its counsel (provided that any such exclusion shall only apply to such portion of such material or meeting which would be required to preserve such privilege); (ii) such exclusion is necessary to avoid a conflict of interest or disclosure that is restricted by any agreement to which the Company or any of its affiliates is a party or otherwise bound with any other person; or (iii) the Observer or the Lead Purchaser is in material breach of this Agreement, any other agreement associated with this Agreement or the Purchase Agreement, or the Company’s policies applicable to the Lead Purchaser or the Observer and such breach remains uncured.

7.3 Board Composition. The size of the Board shall be reduced to no more than seven (7) members, including the Preferred Nominee, upon the conclusion of the Company’s next annual general meeting of shareholders, and may not exceed such size during the Investor Rights Period without the Lead Purchaser’s prior written consent.

7.4 Qualification. Notwithstanding anything in this Agreement, the Preferred Nominee and Observer shall at all times meet the qualification requirements to serve as director or observer of the Board, respectively, under the rules and policies of the Trading Market, and shall be eligible under the Business Corporations Act (British Columbia) and the Governing Documents to serve as director or observer of the Board, respectively, and the Lead Purchaser agrees to cause the Preferred Nominee to resign from the Board and the Observer shall no longer be an observer of the Board if the Preferred Nominee or Observer, as applicable, is no longer qualified or eligible to act as a director or observer of Company, respectively, pursuant to this Section 7.4 or if so required by the Trading Market. The Company shall not be required to appoint or nominate to the Board any Preferred Nominee pursuant to this Agreement unless such Preferred Nominee has previously (a) consented in writing to act as a director of Company; and (b) provided to the Company, such documents, certificates, agreements or other materials requested by the Company that are required by the Trading Market, including, without limiting the foregoing, any personal information form required by the Trading Market, and the Trading Market has approved the Preferred Nominee to act as director if and as required by the Trading Market, including pursuant to its rules and policies.

ARTICLE VIII
PROTECTIVE PROVISIONS

8.1 Protective Provisions. During the Investor Rights Period, Company shall not, and shall not permit any of its subsidiaries to, either directly or indirectly, by amendment, merger, consolidation, domestication, transfer, continuance, reorganization, recapitalization, reclassification, waiver, statutory conversion or otherwise, effect any of the following acts or transactions without (in addition to any other vote required by law or the Governing Documents) the written consent or affirmative vote of the Lead Purchaser:

(a)       alter or change the special rights and restrictions of the Preferred Shares;

(b)       increase or decrease the authorized number of Preferred Shares;

(c)       create (by classification or otherwise) any new class or series of shares of capital stock or issue any equity or equity-like instrument resulting in or having rights, preferences or privileges in priority to the Preferred Shares;

(d)       redeem or repurchase any securities of the Company or set aside assets for a sinking or other similar fund for the purchase or redemption of any such securities (other than the forfeiture or repurchase of stock from former employees, officers, directors or consultants of the Company in connection with the cessation of such employment or service pursuant to the terms of existing written agreements with such individuals);

(e)       amend, modify, alter or repeal any provision of the Governing Documents in a manner adverse to the holders of Preferred Shares;

(f)       amend the special rights and restrictions of the Common Shares or any other class of securities junior to the Preferred Shares in a manner adverse to the holders of Preferred Shares; or

(g)       agree to, commit, resolve to or otherwise enter into any agreement to do any of the foregoing.

ARTICLE IX
MISCELLANEOUS

9.1 Remedies. In the event of a breach by the Company or by a Holder of any of their obligations under this Agreement, each non-breaching Holder and the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Company and each Holder agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by it of any of the provisions of this Agreement and hereby further agrees that, in the event of any action for specific performance in respect of such breach, it shall waive the defense that a remedy at law would be adequate.

9.2 Entire Agreement; Amendment. This Agreement and the other Transaction Documents contain the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or therein, neither the Company nor any Holder make any representation, warranty, covenant or undertaking with respect to such matters, and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. This Agreement and any term hereof may be amended, terminated or waived only with the written consent of the Company and the Requisite Holders. Any amendment or waiver effected in accordance with this Section 9.2 shall be binding upon each Holder (and their permitted assigns).

9.3 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section prior to 4:00 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via email at the email address specified in this Section on a day that is not a Business Day or later than 4:00 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of deposit with a nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and email addresses for such notices and communications are those set forth below, or such other address as may be designated in writing hereafter, in the same manner, by any such Person:

If to the Company:	Edesa Biotech, Inc. 100 Spy Court Markham, ON, Canada L3R 5H6 Attention: Chief Financial Officer Email: [**]
with copies (which copies shall not constitute notice to the Company) to:

Fasken Martineau DuMoulin LLP

333 Bay Street, Suite 2400, Toronto, ON, M5H 2T6 Canada

Attention: Wojtek Baraniak

Email: wbaraniak@fasken.com

And

Lowenstein Sandler LLP

1251 Avenue of the Americas

New York, NY, 10020, U.S.A.

Attention: Steven Skolnick

Email: skolnick@lowenstein.com

If to the Purchasers:	To their respective addresses as set forth on Exhibit A attached hereto.

9.4 Waivers. No waiver by either party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

9.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Requisite Holders.

9.6 Assignment of Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities in accordance with the terms of this Agreement, shall be assignable by each Holder of all or a portion of the Registrable Securities if: (i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the Registrable Securities with respect to which such registration rights are being transferred or assigned to such transferee or assignee, (iii) following such transfer or assignment the further disposition of such securities by the transferee or assignees is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement; provided, however, that the rights described in Article VII are nontransferable other than pursuant to an amendment effected in accordance with Section 9.2. The rights to assignment shall apply to the Holders (and to subsequent) successors and assigns.

9.7 Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

9.8 Termination. Articles II, III and VI shall terminate at the end of the Effectiveness Period. Articles VII and VIII shall terminate at the end of the Investor Rights Period. The remainder of this Agreement shall survive any such termination.

9.9 Governing Law; Jurisdiction. This Agreement shall be construed and enforced in accordance with the laws of the State of New York without giving effect to any conflicts of law rules or provisions that would compel the application of the substantive laws of another jurisdiction. All Proceedings arising out of or relating to this Agreement (or the negotiation hereof) shall be heard and determined exclusively in the courts of the State of New York located in the City and County of New York, Borough of Manhattan, and the appellate courts therefrom or, solely to the extent such courts lack jurisdiction, any federal court sitting in the State of New York and any appellate courts therefrom. Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of such courts for the purpose of any such Proceeding brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such Proceeding, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the Proceeding is brought in an inconvenient forum, that the venue of the Proceeding is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above named courts.

9.10 Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect, then, to the fullest extent permitted by law, (a) all other provisions hereof shall remain in full force and effect and shall be liberally construed in order to carry out the intentions of the parties as nearly as may be possible and (b) the parties shall use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of such provision(s) in this Agreement.

9.11 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[SIGNATURE PAGES TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

COMPANY:

EDESA BIOTECH, INC.

By:
	Name:	Stephen Lemieux
	Title:	Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized officers as of the date first above written.

PURCHASERS:

By:
Name:
Title:

SCHEDULE 1
SCHEDULE OF PURCHASERS

ANNEX A
PLAN OF DISTRIBUTION

The selling shareholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling Common Shares previously issued and the Common Shares issuable upon conversion of the Preferred Shares or interests in Common Shares received after the date of this prospectus from a selling shareholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their Common Shares or interests in Common Shares on any stock exchange, market or trading facility on which the shares are traded or in private transactions. The selling shareholders may sell their Common Shares pursuant to this prospectus at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling shareholders may use any one or more of the following methods when disposing of shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;
•	block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;
•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;
•	an exchange distribution in accordance with the rules of the applicable exchange;
•	privately negotiated transactions;
•	short sales;
•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;
•	broker-dealers may agree with the selling shareholders to sell a specified number of such shares at a stipulated price per share;
•	a combination of any such methods of sale; and
•	any other method permitted pursuant to applicable law.

The selling shareholders may, from time to time, pledge or grant a security interest in some or all of the Common Shares or Preferred Shares owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the Common Shares, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling shareholders to include the pledgee, transferee or other successors in interest as selling shareholders under this prospectus. The selling shareholders also may transfer the Common Shares in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our Common Shares or interests therein, the selling shareholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the Common Shares in the course of hedging the positions they assume. The selling shareholders may also sell Common Shares short and deliver these securities to close out their short positions, or loan or pledge the Common Shares to broker-dealers that in turn may sell these securities. The selling shareholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling shareholders from the sale of the Common Shares offered by them will be the purchase price of the Common Shares less discounts or commissions, if any. Each of the selling shareholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of Common Shares to be made directly or through agents. We will not receive any of the proceeds from this offering.

The selling shareholders and any underwriters, broker-dealers or agents that participate in the sale of the Common Shares or interests therein may be “underwriters” within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling shareholders who are “underwriters” within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the Common Shares to be sold, the names of the selling shareholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the Common Shares may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the Common Shares may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling shareholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling shareholders and their affiliates. In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling shareholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling shareholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling shareholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling shareholders to keep the registration statement of which this prospectus constitutes a part effective until such time as the shares offered by the selling shareholders have been effectively registered under the Securities Act and disposed of in accordance with such registration statement, the shares offered by the selling shareholders have been disposed of pursuant to Rule 144 under the Securities Act or the shares offered by the selling shareholders may be resold pursuant to Rule 144 without restriction or limitation (including without the requirement to be in compliance with Rule 144(c)(1)) or another similar exemption under the Securities Act.

ANNEX B
SELLING SHAREHOLDER NOTICE AND QUESTIONNAIRE

EDESA BIOTECH, INC.

Selling Shareholder Notice and Questionnaire

The undersigned beneficial owner of common shares, without par value (the “Common Shares”), and shares of Series B Convertible Preferred Stock, without par value (the “Preferred Shares”), of Edesa Biotech, Inc. (the “Company”) (collectively, the “Registrable Securities”) understands that the Company has filed or intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of the Registrable Securities, in accordance with the terms of the Investor Rights Agreement, dated as of February 12, 2025 (the “Rights Agreement”), among the Company and the Purchasers named therein. The purpose of this Questionnaire is to facilitate the filing of the Registration Statement under the Securities Act that will permit you to resell the Registrable Securities in the future. The information supplied by you will be used in preparing the Registration Statement. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Rights Agreement.

Certain legal consequences arise from being named as a selling shareholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling shareholder in the Registration Statement and the related Prospectus.

NOTICE

The undersigned beneficial owner (the “Selling Shareholder”) of Registrable Securities hereby elects to include the Registrable Securities owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) in the Registration Statement.

QUESTIONNAIRE

1.	Name.

(a)	Full Legal Name of Selling Shareholder

________________________________________________________________________

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

________________________________________________________________________

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

________________________________________________________________________

2.	Address for Notices to Selling Shareholder:

____________________________________________________________________________

____________________________________________________________________________

____________________________________________________________________________

Telephone: ___________________________________________________________________

Fax: ________________________________________________________________________

Contact Person: _______________________________________________________________

E-mail address of Contact Person: __________________________________________________

3.	Beneficial Ownership of Registrable Securities:

(a)	Type and Number of Registrable Securities beneficially owned:

4.	Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes ☐       No ☐

Note: If yes, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

(b)	Are you an affiliate of a broker-dealer?

Yes ☐       No ☐

Note: If yes, provide a narrative explanation below:

(c)	If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes ☐       No ☐

Note: If no, the Commission’s staff has indicated that you should be identified as an underwriter in the Registration Statement.

5.	Beneficial Ownership of Other Securities of the Company Owned by the Selling Shareholder.

Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

(a)	As of ________ , 2025, the Selling Shareholder owned outright (including shares registered in Selling Shareholder’s name individually or jointly with others, shares held in the name of a bank, broker, nominee, depository or in “street name” for its account), _____________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.

(b)	In addition to the number of shares Selling Shareholder owned outright as indicated in Item 5(a) above, as of _______, 2025, the Selling Shareholder had or shared voting power or investment power, directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, with respect to _______________ shares of the Company’s capital stock (excluding the Registrable Securities). If “zero,” please so state.

If the answer to Item 5(b) is not “zero,” please complete the following tables:

Sole Voting Power:
Number of Shares	Nature of Relationship Resulting in Sole Voting Power

Shared Voting Power:

Number of Shares	With Whom Shared	Nature of Relationship

Sole Investment power:

Number of Shares	Nature of Relationship Resulting in Sole Investment Power

Shared Investment power:

Number of Shares	With Whom Shared	Nature of Relationship

(c)	As of ________, 2025, the Selling Shareholder had the right to acquire the following Common Shares pursuant to the exercise of outstanding stock options, warrants or other rights (excluding the Registrable Securities). Please describe the number, type and terms of the securities, the method of ownership, and whether the undersigned holds sole or shared voting and investment power. If “none”, please so state.

6.	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

7.	Plan of Distribution:

The undersigned has reviewed the form of Plan of Distribution attached as Annex A to the Rights Agreement, and hereby confirms that, except as set forth below, the information contained therein regarding the undersigned and its plan of distribution is correct and complete.

State any exceptions here:

________________________________________________________________________

________________________________________________________________________

***********

The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Rights Agreement.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Rights Agreement and each related Prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related Prospectus.

By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

The undersigned hereby acknowledges and is advised of the following Interpretation A.65 of the July 1997 SEC Manual of Publicly Available Telephone Interpretations regarding short selling:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The Company was advised that the short sale could not be made before the registration statement become effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

By returning this Questionnaire, the undersigned will be deemed to be aware of the foregoing interpretation.

I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:	________________________________	Beneficial Owner:

		By:	__________________________________
Name:
Title: